Exhibit 10.2

MAPLES AND CALDER

CAYMAN EUROPE ASIA

Ctrip.com International, Ltd

3F, Building 63-64

No. 421 Hong Cao Road

Shanghai 200233

People’s Republic of China

April 28, 2004

Dear Sirs,

Re:    Ctrip.com International, Ltd

We consent to the reference to our firm under the headings “Enforcement of Civil Liabilities” and “Taxation” in the annual report on Form 20-F filed with the Securities and Exchange Commission on or about the date hereof.

Yours faithfully,

/s/    Maples and Calder Asia

MAPLES and CALDER Asia

1504 One International Finance Center, 1 Harbour View Street, Hong Kong

Telephone: (852) 2522 9333 Fascimile: (852) 2537 2955 Email: hkinfo@maplesandcalder.com

www.maplesandcalder.com

Resident Hong Kong Partners: Christino Chang (England and Wales), Linda Martin (England and Wales), Spencer Privett (England and Wales).